SELIGMAN
                                    --------
                                     GROWTH
                                   FUND, INC.


                               [GRAPHIC OMITTED]


                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                    --------

                               SEEKING LONGER-TERM
                               GROWTH OF CAPITAL
                             VALUE AND AN INCREASE
                                IN FUTURE INCOME



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[GRAPHIC OMITTED]
James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS

To the Shareholders .................................   1
Interview With Your Portfolio Manager ...............   2
Performance Overview ................................   4
Portfolio Overview ..................................   6
Portfolio of Investments ............................   8
Statement of Assets and Liabilities .................  10
Statement of Operations .............................  11
Statements of Changes in Net Assets .................  12
Notes to Financial Statements .......................  13
Financial Highlights ................................  16
Report of Independent Auditors ......................  18
Federal Tax Status of 2000 Gain Distribution
  for Taxable Accounts and For More
  Information .......................................  19
Board of Directors and Executive Officers ...........  20
Glossary of Financial Terms .........................  21

TO THE SHAREHOLDERS

The fiscal year ended December 31, 2000, was the first negative year for the US stock market (as measured by the S&P 500) in ten years, with technology and growth stocks faring particularly poorly. During this same period, Seligman Growth Fund delivered a total return of -16.18% based on the net asset value of Class A shares. The Funds' peers, as measured by the Lipper Large Cap Growth Funds Average, delivered a similar return of -16.37%. The Fund did outpace its benchmark index, the Russell 1000 Growth Index, which returned -22.42%.

Fiscal-year 2000 was a challenging investment environment for all equity investors, but particularly for investors in areas of the market that had delivered such outstanding performance last year, such as large-cap growth and technology stocks. During the first quarter of 2000, investors became concerned that the economy was not slowing as the Federal Reserve Board had intended, making more aggressive rate hikes necessary. In addition, increasing energy prices were adding to fears that corporate profits would be diminished. Investor nervousness affected the highest-growth areas of the market most, particularly technology. For calendar-year 2000, the Nasdaq Composite Index (a technology-heavy index) was down a record-breaking 39%.

The Fund's holdings in technology, which was the Fund's largest industry weighting, placed a drag on overall performance. However, the team wisely reduced the Fund's weighting in business-to-business Internet stocks at mid-year, which helped the Fund avoid some of the very heavy losses in this subsector. The portfolio's holdings in health care, utility, and capital goods stocks contributed positively to performance and helped the Fund outperform its benchmark.

On January 3, 2001, the Fed surprised markets by lowering the federal funds rate by 50 basis points. Then again, on January 31, in a widely anticipated move, the Fed lowered rates an additional 50 basis points, placing the federal funds rate back where it had been at year-end 1999.

In addition to a reversal of the Fed's tightening policy, a tax-rate cut now seems likely under the new administration. Such a move should further spur economic growth and provide a positive environment for equities. Both interest-rate reductions and tax-rate reductions bode well for global economic growth and positive stock market performance.

While our outlook for 2001 is guardedly optimistic, investors should remember the lessons of 2000. First, diversification, even within a specific investment sector, remains important. Second, last year's markets reinforced the value of professional management and investment advice. The phenomenon of day trading lost much of its appeal as investors realized that simply buying stocks that had gone up in the past was not a sound long-term strategy. Professional management -- such as provided through mutual funds -- offers diversification, experience, and a long-term perspective. Financial advisors can provide valuable guidance in building portfolios investors can feel comfortable with during difficult times, helping them to ride the market's ups and downs for their long-term advantage.

We thank you for your continued support of Seligman Growth Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
-----------------------------
William C. Morris
Chairman

                           /s/ BRIAN T. ZINO
                           -----------------------------
                           Brian T. Zino
                           President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN GROWTH FUND PERFORM DURING THE LAST 12 MONTHS?

A: For the fiscal year ended December 31, 2000, Seligman Growth Fund posted a total return of -16.18% based on the net asset value of Class A shares. This was in line with the Fund's peers, as measured by the Lipper Large Cap Growth Funds Average, which returned -16.37%, but ahead of the Fund's benchmark index, the Russell 1000 Growth Index, which returned -22.42%.

Q:  WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN 2000?

A: As the year 2000 began, the US economy continued to grow strongly, despite several interest rate increases by the Federal Reserve Board. By the end of the first quarter, investors became concerned that these hikes would not have the desired effect of slowing the economy to a more sustainable level, and that more aggressive action from the Fed would be required. At the same time, energy prices were rising, which, in addition to higher interest rates, could adversely affect corporate profits.

    This uncertain environment affected growth stocks, particularly technology stocks, to the greatest degree. In 1999, technology stocks had been driven to unprecedented valuations, which we believed would have to reverse. On March 10, 2000, the Nasdaq Composite Index (a technology-heavy stock index) peaked at 5049. On December 20, 2000, it fell to a low of 2333 for the year -- a 54% decline from peak to trough.

    By year-end, it became clear that the economy was slowing, but investors now had a new concern: Had the Fed gone too far and was the economy headed for a recession? On January 3, 2001, the Fed cheered the markets, especially the technology market, with a surprise 50-basis-point rate cut. The Nasdaq delivered its best-ever one-day rally on the day of this announcement. The Fed took further action on January 31 with another 50-basis-point reduction.

Q:  WHICH INDUSTRIES BENEFITED THE FUND'S PERFORMANCE?

A: The Fund's health care holdings contributed positively to overall performance. Health care typically performs well during an economic slowdown, which is what we witnessed in 2000. In addition to the overall outperformance of the sector, the health care stocks selected for the Fund's portfolio performed particularly well.

    The Fund had a significant overweighting in utility stocks during this time, which also contributed to the portfolio's outperformance. Deregulation has created opportunities for growth in this sector that had not previously existed. In addition, during the course of the year, energy supply fell while demand soared. The


[GRAPHIC OMITTED]

GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (PORTFOLIO MANAGER), SANDRA LEU, (NOT PICTURED) DAVID COOLEY, MELISSA KASPER.

A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objectives.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

    increased demand was the result of unusually cold weather in the US and the growing need for energy for a high-tech economy.

    Capital goods was an area of the market that performed poorly during this time. However, the capital goods stocks in the Fund's portfolio delivered strong performances.

Q:  WHICH INDUSTRIES ADVERSELY AFFECTED PERFORMANCE?

A: Technology was the portfolio's largest industry weighting, so last year's technology correction definitely hurt absolute returns. However, the Fund did reduce its weighting in business-to-business Internet stocks during the middle of the year, which helped the Fund avoid further losses in this area.

Q:  DID YOU MAKE ANY OTHER ASSET ALLOCATION CHANGES DURING THE FISCAL YEAR?

A: During the first half of the year, we had underweighted consumer stocks because we felt that the consumer strength seen in 1999 would be unsustainable in the face of higher energy costs, higher interest rates, and a slowing economy. This benefited the Fund during the first half, as these stocks were indeed poor performers. However, during the second half, we felt these stocks would rebound as the economy regained strength, and we began to buy back into the sector. While these stocks continued to falter for the remainder of 2000, we are confident that they will bounce back in 2001. Both interest rates and energy prices are now falling, which should jump-start the economy and spur consumers to begin spending once again.

Q:  DO YOU PLAN TO MAKE ANY ASSET ALLOCATION CHANGES DURING 2001?

A: We plan to begin underweighting health care and utilities. These sectors delivered excellent returns in 2000 and we think that the good news is now fully priced into many of these stocks.

    We will continue to buy into the consumer area, which we believe will deliver strong performance as the economy rebounds. Within this sector we particularly like cable television stocks. Last year, cable stocks faced strong competition in television from satellite and on the Internet from Digital Subscriber Lines (DSL). It now appears that cable companies are making considerable progress in terms of building their subscriber base. These companies have also been weighted down in recent years by their tremendous investment in infrastructure. We believe that this spending is now leveling off and that these companies should begin to reap the rewards of their investment.

    We plan to remain overweighted in financials because we think this group will benefit over the course of the year as a result of lower interest rates.

    Technology will remain a substantial portion of the portfolio and we may increase the Fund's weighting in technology. We expect that the beginning of 2001 will provide the Fund with some attractive buying opportunities within this sector. Within technology we plan to begin investing more heavily in wireless Internet. At this time, wireless Internet has practical problems, such as screens and keyboards that are too small and devices that are slow at transmitting data. However, we expect that these problems will be overcome and, when they are, consumers and businesses will want to benefit from being able to access the Internet anywhere, without dependence upon physical lines and cables.

Q:  WHAT IS YOUR OUTLOOK?

A: The economy slowed considerably in 2000--from about 5% growth at the beginning of the year to less than 2% at year-end. Now that the economy has slowed and some of the excesses have been taken out of the market, we think the economy will accelerate, albeit at a more moderate pace, once again.

    The Fed's actions in January gave markets some much-needed confidence that it would take whatever actions were necessary to keep the economy growing. However, until it becomes clear that the economy will indeed be able to avoid recession, investors are likely to remain cautious. We therefore see the first half of 2001 as a buying opportunity, and believe that much of the year's gains will come during the second half of the year.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2000, to a $10,000 investment made in the Lipper Large-Cap Growth Funds Average and the Russell 1000 Growth Index for the same period. The performances of Seligman Growth Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Large-Cap Growth Funds Average and the Russell 1000 Growth Index exclude the effect of fees and/or sales charges.

           [Table below represents a line chart in its printed piece]

               Seligman Growth Fund Class A                           Lipper
               -----------------------------                         Large-Cap
                  With             Without        Russell 1000     Growth Funds
Date           Sales Charge     Sales Charge      Growth Index        Average
----           ------------     ------------      ------------        -------
12/31/90          9521              10000            10000             10000
                  11250             11816            11794             11920
                  11167             11729            11680             11673
                  12066             12673            12497             12814
12/31/91          13182             13845            14116             14304
                  12916             13566            13419             13788
                  12274             12892            13273             13297
                  13028             13684            13857             13740
12/31/92          14671             15409            14823             15035
                  14598             15333            14698             15238
                  14137             14848            14470             15375
                  15402             16177            14685             16180
12/31/93          15580             16364            15253             16488
                  15017             15773            14580             15869
                  14217             14933            14431             15308
                  15106             15866            15541             16238
12/31/94          14981             15735            15658             16076
                  15674             16463            17148             17278
                  16829             17676            18834             19148
                  18512             19444            20544             20949
12/31/95          19247             20216            21479             21286
                  20575             21610            22633             22400
                  21570             22656            24072             23580
                  22418             23546            24939             24390
12/31/96          23315             24489            26445             25369
                  22997             24154            26588             25023
                  26265             27587            31616             29333
                  27421             28801            33993             32302
12/31/97          27537             28923            34509             32003
                  32031             33633            39737             36768
                  33153             34822            41542             38703
                  29983             31492            37770             34443
12/31/98          37241             39116            47869             43537
                  38546             40486            50914             47250
                  40905             42964            52874             49161
                  39450             41435            50939             47553
12/31/99          48515             50957            63745             61064
                  52005             54622            68290             66478
                  53749             56454            66446             62951
                  54368             57105            62871             62734
12/31/00          40667             42713            49448             51067

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                                 AVERAGE ANNUAL
                                                            ---------------------------------------------------------------------
                                                                                                 CLASS B     CLASS C    CLASS D
                                                                                                  SINCE       SINCE      SINCE
                                                    SIX         ONE        FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                                  MONTHS*      YEAR        YEARS      YEARS      4/22/96     5/27/99    5/3/93
                                                ----------  ----------   --------   --------   -----------  ---------  ----------
CLASS A**
With Sales Charge                                (27.96)%    (20.16)%     15.01%     15.06%        n/a         n/a        n/a
Without Sales Charge                             (24.34)     (16.18)      16.14      15.63         n/a         n/a        n/a

CLASS B**
With CDSC+                                       (27.46)     (19.97)        n/a        n/a       14.21%        n/a        n/a
Without CDSC                                     (24.59)     (16.80)        n/a        n/a       14.45         n/a        n/a

CLASS C**
With Sales Charge and CDSC                       (26.04)     (18.19)        n/a        n/a         n/a        3.76%       n/a
Without Sales Charge and CDSC                    (24.68)     (16.70)        n/a        n/a         n/a        4.43        n/a

CLASS D**
With 1% CDSC                                     (25.25)     (17.44)        n/a        n/a         n/a         n/a        n/a
Without CDSC                                     (24.68)     (16.80)      15.24        n/a         n/a         n/a      13.89%

LIPPER LARGE CAP
  GROWTH FUNDS AVERAGE***                        (18.18)     (16.37)      19.13      17.71       18.44++      7.02(o)   17.66+++

RUSSELL 1000 GROWTH INDEX***                     (25.58)     (22.42)      18.15      17.33       17.57++      0.05(o)   17.77+++


NET ASSET VALUE                                                                 CAPITAL GAIN (LOSS) INFORMATION
                                                                                FOR THE YEAR ENDED DECEMBER 31, 2000

                 DECEMBER 31, 2000  JUNE 30, 2000  DECEMBER 31, 1999
                 -----------------  -------------  -----------------
CLASS A               $5.70            $9.55             $8.62                  PAID                     $1.745
CLASS B                4.84             8.44              7.65                  UNDISTRIBUTED
CLASS C                4.84             8.45              7.64                   REALIZED                 0.163(oo)
CLASS D                4.84             8.45              7.65                   UNREALIZED              (0.326)(ooo)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


------------------
        * Returns for periods of less than one year are not annualized.
       ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
      *** The Lipper Large Cap Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales.
          The monthly performance of the Lipper Large Cap Growth Funds Average is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. The Lipper Large Cap Growth Funds Average is an average of USmutual funds that invest primarily in large-cap growth stocks. The Russell 1000 Growth Index measures the performance of large-cap growth stocks. Investors cannot invest directly in an average or an index.
        + The CDSC is 5% for periods of one year or less, and 2% since inception.
       ++ From April 30, 1996.
      +++ From April 30, 1993.
      (o) From May 31, 1999.
     (oo) Represents net gain realized in November and December 2000, payable in 2001.
    (ooo) Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000

                                                                                                                  PERCENT OF
                                                                                                                  NET ASSETS
                                                                                                                 DECEMBER 31,
                                                                                                                ---------------
                                                             ISSUES          COST              VALUE             2000      1999
                                                             ------     --------------     --------------       -----     -----
COMMON STOCKS:
  Capital Goods ........................................          6     $  122,582,469     $  140,382,438        12.4      10.4
  Communication Services ...............................          6        166,567,037        116,974,803        10.4       2.9
  Consumer Cyclicals ...................................          3         47,237,790         73,597,175         6.5       8.4
  Consumer Staples .....................................          5        117,629,415        134,895,314        12.0      14.3
  Electronic Technology ................................          9        180,712,178        156,279,544        13.9      15.2
  Energy ...............................................         --                 --                 --          --       1.8
  Financial Services ...................................          2         42,266,575         49,362,325         4.4       4.1
  Health Care ..........................................          7        147,611,988        161,936,787        14.4       7.1
  Technology Services ..................................          9        241,540,253        196,542,316        17.5      23.7
  Telecommunication Equipment ..........................          2         86,189,147         55,744,940         4.9        --
  Transportation .......................................         --                 --                 --          --       1.4
  Utilities ............................................         --                 --                 --          --       5.5
                                                             ------     --------------     --------------       -----     -----
                                                                 49      1,152,336,852      1,085,715,642        96.4      94.8

SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ........................          1         41,001,724         41,001,724         3.6       5.2
                                                             ------     --------------     --------------       -----     -----
NET ASSETS .............................................         50     $1,193,338,576     $1,126,717,366       100.0     100.0
                                                             ======     ==============     ==============       =====     =====


LARGEST INDUSTRIES
DECEMBER 31, 2000

            [Table below represents line chart in its printed piece]



Technology Services           $196,542,316
Health Care                   $161,936,787
Electronic Technology         $156,279,544
Capital Goods                 $140,382,438
Consumer Staples              $134,895,314

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                           TEN LARGEST SALES
---------------------                           -----------------
Guidant                                         Schlumberger**
America Online*                                 Xilinx**
Philip Morris*                                  Johnson & Johnson**
Qualcomm                                        Lilly (Eli)**
SBC Communications*                             Enron**
Oracle                                          ALZA**
AT&T*                                           Tyco International
Sprint*                                         Micron Technology*
Texas Instruments*                              AES**
Verizon Communications*                         Corning**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.



-----------------
 * Position added during the period.

** Position eliminated during the period.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2000

SECURITY                               VALUE          SECURITY                               VALUE
--------                            -----------       --------                            -----------
Pfizer ...........................  $53,281,800       Philip Morris ....................  $38,557,200
Cisco Systems ....................   52,884,450       Microsoft ........................   33,118,969
Oracle ...........................   46,918,500       American International Group .....   33,107,144
Qualcomm .........................   45,424,190       Wal-Mart Stores ..................   32,331,875
Guidant ..........................   41,628,963       General Dynamics .................   31,044,000

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000


                                             SHARES           VALUE
                                          ------------   ---------------
COMMON STOCKS  96.4%
CAPITAL GOODS  12.4%
General Dynamics
   Manufacturer of
   defense products                          398,000     $    31,044,000
General Electric
   Supplier of industrial equipment
   and consumer products                     615,400          29,500,738
Symbol Technologies
   Retailer of bar code
   scanner products                          536,400          19,310,400
Texas Instruments
   Global semiconductor
   company and designer
   of electronic components                  490,000          23,213,750
Tyco International
   Worldwide provider of
   fire protection devices,
   electronic security services,
   and underwater telecom-
   munications systems                       550,000          30,525,000
Waters*
   Manufacturer of liquid
   chromatography instruments                 81,300           6,788,550
                                                         ---------------
                                                             140,382,438
                                                         ---------------
COMMUNICATION
   SERVICES  10.4%
AT&T
   Provider of telecom-
   munications services                    1,159,500          20,073,844
Openwave Systems*
   Provider of Internet-based
   communication infrastructure
   software and applications                 557,495          26,533,278
Research in Motion* (Canada)
   Provider of telecom-
   munications equipment                     132,000          10,609,500
SBC Communications
   Provider of telephone
   services                                  493,800          23,578,950
Sprint
   Global communications
   company                                   706,300          14,435,006
Verizon Communications
   Provider of telephone
   services, systems, and
   equipment                                 433,800          21,744,225
                                                         ---------------
                                                             116,974,803
                                                         ---------------
CONSUMER CYCLICALS  6.5%
GAP
   Specialty apparel retailer              1,092,300          27,853,650
Harley-Davidson
   Manufacturer of motorcycles               337,400          13,411,650
Wal-Mart Stores
   Discount retailer                         608,600          32,331,875
                                                         ---------------
                                                              73,597,175
                                                         ---------------
CONSUMER STAPLES  12.0%
Coca-Cola
   Manufacturer and marketer of
   soft drinks and consumer
   products                                  433,500          26,416,406
Comcast (Class A)*
   Developer, manager, and
   operator of hybrid fiber-
   coaxial broadband cable
   communications networks                   594,000          24,780,938
McKesson HBOC
   Provider of pharmaceutical
   supply management and
   information technology                    572,600          20,550,614
Philip Morris
   Manufacturer of tobacco
   products, food, and beverages             876,300          38,557,200
Procter & Gamble
   Manufacturer and distributor
   of household and personal
   care products                             313,500          24,590,156
                                                         ---------------
                                                             134,895,314
                                                         ---------------
ELECTRONIC TECHNOLOGY  13.9%
Analog Devices*
   Manufacturer of analog semi-
   conductors and digital signal
   processors                                441,000          22,573,688
Cisco Systems*
   Manufacturer of computer
   network products                        1,382,600          52,884,450
Handspring*
   Provider of handheld
   computers                                 240,200           9,330,269
I2 Technologies*
   Provider of products used to
   assist in the manufacturing
   and scheduling plans of
   companies                                 126,200           6,858,181
Intel
   Manufacturer of micro-
   processors and memory circuits            621,000          18,668,812
International Business Machines
   Manufacturer of micro-
   electronics and
   personal computers                        133,900          11,381,500
Maxim Integrated Products*
   Manufacturer of analog and
   mixed-signal integrated
   circuits                                  336,000          16,054,500
Palm*
   Provider of handheld
   computing devices                         175,100           4,952,047

------------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000


                                             SHARES           VALUE
                                          ------------   ---------------
ELECTRONIC TECHNOLOGY (continued)
VERITAS Software*
   Developer and marketer of
   back-up storage software for
   computer systems                          155,100     $    13,576,097
                                                         ---------------
                                                             156,279,544
                                                         ---------------
FINANCIAL SERVICES  4.4%
American International Group
   Worldwide provider of
   insurance                                 335,900          33,107,144
Wells Fargo
   Worldwide provider of
   financial services                        291,900          16,255,181
                                                         ---------------
                                                              49,362,325
                                                         ---------------
HEALTH CARE  14.4%
Amgen*
   Biotechnology company                     168,200          10,759,544
Elan (ADRs)* (Ireland)
   Developer, manufacturer, and
   marketer of pharmaceutical
   delivery systems                          275,400          12,892,162
Genentech*
   Provider of pharmaceuticals
   and biotechnology
   products                                  214,200          17,457,300
Guidant*
   Provider of medical
   instruments used for
   cardiovascular treatment                  771,800          41,628,963
Medtronic
   Manufacturer of pacemakers
   and related cardiovascular
   products                                  200,100          12,081,037
Pfizer
   Manufacturer of health
   care products and
   specialty chemicals                     1,158,300          53,281,800
Watson Pharmaceuticals*
   Manufacturer of generic
   medications                               270,300          13,835,981
                                                         ---------------
                                                             161,936,787
                                                         ---------------
TECHNOLOGY SERVICES  17.5%
America Online*
   Provider of electronic mail,
   entertainment, reference,
   and interactive publications,
   as well as Internet access                735,200          25,584,960
Applera-Applied Biosystems Group
   Provider of scientific instruments
   that assist in the development
   of new pharmaceuticals and
   the conducting of
   standardized testing                      136,700          12,858,344


                                           SHARES OR
                                           PRIN. AMT.         VALUE
                                          ------------   ---------------
TECHNOLOGY SERVICES (continued)
BEA Systems*
   Provider of e-commerce
   infrastructure software                 282,700  shs.    $ 19,029,244
Brocade Communications Systems*
   Provider of switches for
   storage area networks                   173,200            15,896,512
Citrix Systems*
   Provider of thin-client
   server software                         500,900            11,285,903
Microsoft*
   Provider of personal computer
   operating systems and
   application software products           763,000            33,118,969
Oracle*
   Provider of computer
   software                              1,614,400            46,918,500
Siebel Systems*
   Provider of customer
   service information systems             226,100            15,282,947
VeriSign*
   Provider of computer
   data security                           223,500            16,566,937
                                                         ---------------
                                                             196,542,316
                                                         ---------------
TELECOMMUNICATION
   EQUIPMENT  4.9%
Lucent Technologies
   Manufacturer of
   telecommunications
   equipment                               764,500            10,320,750
Qualcomm*
   Developer, manufacturer, and
   marketer of communications
   systems and products                    552,900            45,424,190
                                                         ---------------
                                                              55,744,940
                                                         ---------------
TOTAL COMMON STOCKS
  (Cost $1,152,336,852)                                    1,085,715,642
REPURCHASE AGREEMENT  5.7%
     State Street Bank & Trust
   5.75% dated 12/29/00 maturing
   1/2/01, collateralized by:
   $18,680,000 US Treasury Notes
   6.625%, 5/15/07 with a fair market
   value of $20,295,633; and $44,595,000
   US Treasury Notes 5.50%,
   2/15/08 with a fair market value
   at $46,531,552                       $64,700,000           64,700,000
                                                         ---------------
TOTAL INVESTMENTS  102.1%
  (Cost $1,217,036,852)                                    1,150,415,642
OTHER ASSETS
   LESS LIABILITIES  (2.1)%                                  (23,698,276)
                                                         ---------------
NET ASSETS  100.0%                                       $ 1,126,717,366
                                                         ===============

-----------------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $1,152,336,852) .................................             $1,085,715,642
  Short-term holding (cost $64,700,000) ...............................                 64,700,000             $1,150,415,642
                                                                                    --------------
Cash .............................................................................................                    173,211
Receivable for securities sold ...................................................................                 18,515,042
Receivable for Capital Stock sold ................................................................                  2,978,436
Receivable for interest and dividends ............................................................                    679,369
Investment in, and expenses prepaid to, shareholder service agent ................................                    230,420
Other ............................................................................................                      1,919
                                                                                                               --------------
TOTAL ASSETS .....................................................................................              1,172,994,039
                                                                                                               --------------

LIABILITIES:
Payable for securities purchased .................................................................                 23,770,932
Payable for Capital Stock repurchased ............................................................                 20,211,020
Management fee payable ...........................................................................                    818,162
Accrued expenses and other .......................................................................                  1,476,559
                                                                                                               --------------
TOTAL LIABILITIES ................................................................................                 46,276,673
                                                                                                               --------------
NET ASSETS .......................................................................................             $1,126,717,366
                                                                                                               ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
  204,101,856 shares outstanding):
  Class A ........................................................................................             $  160,930,982
  Class B ........................................................................................                 18,782,318
  Class C ........................................................................................                 13,307,079
  Class D ........................................................................................                 11,081,477
Additional paid-in capital .......................................................................                956,242,801
Accumulated net investment loss ..................................................................                   (183,490)
Undistributed net realized gain ..................................................................                 33,177,409
Net unrealized depreciation of investments .......................................................                (66,621,210)
                                                                                                               --------------
NET ASSETS .......................................................................................             $1,126,717,366
                                                                                                               ==============

NET ASSET VALUE PER SHARE:
CLASS A ($917,728,329 / 160,930,982 shares) ......................................................                      $5.70
                                                                                                                        =====
CLASS B ($90,896,077 / 18,782,318 shares) ........................................................                      $4.84
                                                                                                                        =====
CLASS C ($64,427,703 / 13,307,079 shares) ........................................................                      $4.84
                                                                                                                        =====
CLASS D ($53,665,257 / 11,081,477 shares) ........................................................                      $4.84
                                                                                                                        =====

-----------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $20,013) ..................             $    4,809,749
Interest ..............................................................                  3,838,907
                                                                                    --------------
TOTAL INVESTMENT INCOME ..........................................................................             $    8,648,656

EXPENSES:
Management fee ........................................................                  9,535,037
Distribution and service fees .........................................                  4,847,828
Shareholder account services ..........................................                  2,267,948
Shareholder reports and communications ................................                    231,006
Custody and related services ..........................................                    228,915
Registration ..........................................................                    130,724
Auditing and legal fees ...............................................                     64,579
Directors' fees and expenses ..........................................                     10,899
Miscellaneous .........................................................                     40,048
                                                                                    --------------
TOTAL EXPENSES ...................................................................................                 17,356,984
                                                                                                               --------------
NET INVESTMENT LOSS ..............................................................................                 (8,708,328)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................................                298,490,085
Net change in unrealized appreciation of investments ..................               (515,718,319)
                                                                                    --------------
NET LOSS ON INVESTMENTS ..........................................................................               (217,228,234)
                                                                                                               --------------
DECREASE IN NET ASSETS FROM OPERATIONS ...........................................................             $ (225,936,562)
                                                                                                               ==============

-----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------
                                                                                             2000               1999
                                                                                        --------------     --------------
OPERATIONS:
Net investment loss ..............................................................      $   (8,708,328)    $   (2,859,030)
Net realized gain on investments .................................................         298,490,085        223,944,598
Net change in unrealized appreciation of investments .............................        (515,718,319)        88,594,371
                                                                                        --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................................        (225,936,562)       309,679,939
                                                                                        --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .......................................................................        (233,189,847)      (118,219,808)
   Class B .......................................................................         (24,251,347)        (8,932,891)
   Class C .......................................................................         (14,972,222)          (934,289)
   Class D .......................................................................         (14,913,301)        (7,151,077)
                                                                                        --------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ........................................        (287,326,717)      (135,238,065)
                                                                                        --------------     --------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ................................................         152,740,251         66,188,379
Exchanged from associated Funds ..................................................         233,106,826        806,017,257
Value of shares issued in payment of gain distributions ..........................         236,281,840        110,640,428
                                                                                        --------------     --------------
Total ............................................................................         622,128,917        982,846,064
                                                                                        --------------     --------------
Cost of shares repurchased .......................................................        (108,314,110)       (88,487,332)
Exchanged into associated Funds ..................................................        (207,517,076)      (732,953,337)
                                                                                        --------------     --------------
Total ............................................................................        (315,831,186)      (821,440,669)
                                                                                        --------------     --------------
INCREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .....................................................         306,297,731        161,405,395
                                                                                        --------------     --------------
INCREASE (DECREASE) IN NET ASSETS ................................................        (206,965,548)       335,847,269
NET ASSETS:
Beginning of year ................................................................       1,333,682,914        997,835,645
                                                                                        --------------     --------------
END OF YEAR (including accumulated net investment
   loss of $183,490 and $240,887, respectively) ..................................      $1,126,717,366     $1,333,682,914
                                                                                        ==============     ==============

-----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      For the year ended December 31, 2000, the Fund repurchased 39,640,043 of its shares from shareholders aggregating $315,831,186, of which approximately $14,700,000 represents capital gain distributions. The information is provided for federal tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $2,151,047,415 and $2,112,801,218, respectively.

   At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $118,101,910 and $184,723,120, respectively.

NOTES TO FINANCIAL STATEMENTS


4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                 CLASS A
                     ----------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------------
                                  2000                              1999
                     ------------------------------    ------------------------------

                         SHARES           AMOUNT           SHARES           AMOUNT
                     -------------    -------------    -------------    -------------
Net proceeds from
  sales of shares        6,421,037    $  56,175,922        4,110,733    $  32,325,449
Exchanged from
  associated Funds      20,645,215      168,534,661       65,446,614      512,373,199
Shares issued in
  payment of gain
  distributions         28,592,111      186,420,269       12,019,564       95,075,559
                     -------------    -------------    -------------    -------------
Total                   55,658,363      411,130,852       81,576,911      639,774,207
                     -------------    -------------    -------------    -------------
Cost of shares
  repurchased           (9,699,503)     (82,913,615)      (8,682,126)     (68,659,496)
Exchanged into
  associated Funds     (20,605,739)    (167,032,050)     (63,232,475)    (495,275,862)
                     -------------    -------------    -------------    -------------
Total                  (30,305,242)    (249,945,665)     (71,914,601)    (563,935,358)
                     -------------    -------------    -------------    -------------
Increase                25,353,121    $ 161,185,187        9,662,310    $  75,838,849
                     =============    =============    =============    =============

                                                 CLASS B
                     ----------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------------
                                  2000                              1999
                     ------------------------------    ------------------------------

                         SHARES           AMOUNT           SHARES           AMOUNT
                     -------------    -------------    -------------    -------------
Net proceeds from
  sales of shares        3,102,705    $  23,043,365        2,245,719    $  15,855,044
Exchanged from
  associated Funds       5,340,139       38,228,622       10,071,244       71,470,757
Shares issued in
  payment of gain
  distributions          3,853,361       21,347,537        1,137,929        7,988,123
                     -------------    -------------    -------------    -------------
Total                   12,296,205       82,619,524       13,454,892       95,313,924
                     -------------    -------------    -------------    -------------
Cost of shares
  repurchased           (1,610,814)     (11,438,113)      (1,309,113)      (9,355,564)
Exchanged into
  associated Funds      (3,177,800)     (22,383,202)      (4,855,957)     (34,220,623)
                     -------------    -------------    -------------    -------------
Total                   (4,788,614)     (33,821,315)      (6,165,070)     (43,576,187)
                     -------------    -------------    -------------    -------------
Increase                 7,507,591    $  48,798,209        7,289,822    $  51,737,737
                     =============    =============    =============    =============

                                                 CLASS C
                     ----------------------------------------------------------------
                                YEAR ENDED                      MAY 27, 1999*
                            DECEMBER 31, 2000               TO DECEMBER 31, 1999
                     ------------------------------    ------------------------------

                         SHARES           AMOUNT           SHARES           AMOUNT
                     -------------    -------------    -------------    -------------
Net proceeds from
  sales of shares        8,848,895    $  66,823,341        1,590,880    $  11,530,253
Exchanged from
  associated Funds       1,626,958       10,436,659          171,358        1,269,585
Shares issued in
  payment of gain
  distributions          2,602,759       14,419,329          128,844          904,484
                     -------------    -------------    -------------    -------------
                        13,078,612       91,679,329        1,891,082       13,704,322
                     -------------    -------------    -------------    -------------
Cost of shares
  repurchased             (565,531)      (3,841,565)          (6,954)         (50,819)
Exchanged into
  associated Funds        (942,112)      (6,514,416)        (148,017)      (1,065,006)
                     -------------    -------------    -------------    -------------
Total                   (1,507,643)     (10,355,981)        (154,971)      (1,115,825)
                     -------------    -------------    -------------    -------------
Increase                11,570,969    $  81,323,348        1,736,111    $  12,588,497
                     =============    =============    =============    =============

* Commencement of offering of shares.

                                                 CLASS D
                     ----------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------------
                                  2000                              1999
                     ------------------------------    ------------------------------

                         SHARES           AMOUNT           SHARES           AMOUNT
                     -------------    -------------    -------------    -------------
Net proceeds from
  sales of shares          891,216    $   6,697,623          926,888    $   6,477,633
Exchanged from
  associated Funds       2,171,213       15,906,884       31,344,202      220,903,716
Shares issued in
  payment of gain
  distributions          2,544,173       14,094,705          950,466        6,672,262
                     -------------    -------------    -------------    -------------
Total                    5,606,602       36,699,212       33,221,556      234,053,611
                     -------------    -------------    -------------    -------------
Cost of shares
  repurchased           (1,377,425)     (10,120,817)      (1,470,418)     (10,421,453)
Exchanged into
  associated Funds      (1,661,119)     (11,587,408)     (28,646,374)    (202,391,846)
                     -------------    -------------    -------------    -------------
Total                   (3,038,544)     (21,708,225)     (30,116,792)    (212,813,299)
                     -------------    -------------    -------------    -------------
Increase                 2,568,058    $  14,990,987        3,104,764    $  21,240,312
                     =============    =============    =============    =============

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.69% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $69,502 from sales of Class A shares. Commissions of $523,857 and $623,664 were paid to dealers from the sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $2,808,035 or 0.24% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS


   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $974,116, $416,674, and $649,003, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase.
For the year ended December 31, 2000, such charges amounted to $34,938.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $33,980.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $42,936 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $686,430, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $2,239,715 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $183,490 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                     CLASS A
                                                   ---------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------------
                                                       2000            1999            1998            1997            1996
                                                   -----------     -----------     -----------     -----------     -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............   $      8.62     $      7.42     $      6.08     $      5.85     $      5.22
                                                   -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................         (0.05)          (0.02)           0.01           --              (0.01)
Net realized and unrealized gain (loss) on
  investments ..................................         (1.12)           2.18            2.07            1.06            1.13
Net realized and unrealized loss from
  foreign currency transactions ................            --              --              --           (0.03)          (0.01)
                                                   -----------     -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ...............         (1.17)           2.16            2.08            1.03            1.11
                                                   -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...........            --              --           (0.01)             --              --
Distributions from net realized capital gain ...         (1.75)          (0.96)          (0.73)          (0.80)          (0.48)
                                                   -----------     -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS ............................         (1.75)          (0.96)          (0.74)          (0.80)          (0.48)
                                                   -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR ...................   $      5.70     $      8.62     $      7.42     $      6.08     $      5.85
                                                   ===========     ===========     ===========     ===========     ===========
TOTAL RETURN:                                           (16.18)%         30.27%          35.24%          18.11%          21.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .........   $   917,728     $ 1,169,098     $   934,654     $   732,754     $   675,086
Ratio of expenses to average net assets ........          1.14%           1.16%           1.14%           1.16%           1.20%
Ratio of net investment income (loss)
  to average net assets ........................         (0.52)%         (0.19)%          0.11%          (0.02)%         (0.12)%
Portfolio turnover rate ........................        158.94%          92.24%          77.85%          54.15%          26.05%

-----------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                   CLASS B                                      CLASS C
                                                   ----------------------------------------------------    -------------------
                                                            YEAR ENDED DECEMBER 31,            4/22/96*      YEAR     4/27/99*
                                                   ----------------------------------------       TO         ENDED       TO
                                                     2000       1999       1998       1997     12/31/96    12/31/00   12/31/99
                                                   -------    -------    -------    -------    --------    --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $  7.65    $  6.72    $  5.60    $  5.49     $  5.35     $  7.64    $  6.75
                                                   -------    -------    -------    -------     -------     -------    -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.09)     (0.07)     (0.04)     (0.05)      (0.03)      (0.09)     (0.03)
Net realized and unrealized gain (loss) on
  investments ..................................     (0.97)      1.96       1.89       0.99        0.65       (0.96)      1.88
Net realized and unrealized loss from
  foreign currency transactions ................        --         --         --      (0.03)         --          --         --
                                                   -------    -------    -------    -------     -------     -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...............     (1.06)      1.89       1.85       0.91        0.62       (1.05)      1.85
                                                   -------    -------    -------    -------     -------     -------    -------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...     (1.75)     (0.96)     (0.73)     (0.80)      (0.48)      (1.75)     (0.96)
                                                   -------    -------    -------    -------     -------     -------    -------
TOTAL DISTRIBUTIONS ............................     (1.75)     (0.96)     (0.73)     (0.80)      (0.48)      (1.75)     (0.96)
                                                   -------    -------    -------    -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD .................   $  4.84    $  7.65    $  6.72    $  5.60     $  5.49     $  4.84    $  7.64
                                                   =======    =======    =======    =======     =======     =======    =======

TOTAL RETURN:                                       (16.80)%    29.41%     34.13%     17.10%      11.45%     (16.70)%    28.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......   $90,896    $86,228    $26,791    $ 4,219     $   880     $64,428    $13,272
Ratio of expenses to average net assets ........      1.90%      1.92%      1.90%      1.93%       1.99%+      1.90%      1.80%+
Ratio of net investment income (loss)
  to average net assets ........................     (1.28)%    (0.95)%    (0.65)%    (0.79)%     (0.83)%+    (1.28)%    (1.02)%+
Portfolio turnover rate ........................    158.94%     92.24%     77.85%     54.15%      26.05%++   158.94%     92.24%+++


                                                                             CLASS D
                                                   ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                     2000         1999         1998         1997         1996
                                                   --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............   $   7.65     $   6.73     $   5.60     $   5.49     $   4.96
                                                   --------     --------     --------     --------     --------


INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................      (0.09)       (0.07)       (0.04)       (0.05)       (0.05)
Net realized and unrealized gain (loss) on
  investments ..................................      (0.97)        1.95         1.90         0.99         1.07
Net realized and unrealized loss from
  foreign currency transactions ................         --           --           --        (0.03)       (0.01)
                                                   --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ...............      (1.06)        1.88         1.86         0.91         1.01
                                                   --------     --------     --------     --------     --------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...      (1.75)       (0.96)       (0.73)       (0.80)       (0.48)
                                                   --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS ............................      (1.75)       (0.96)       (0.73)       (0.80)       (0.48)
                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR ...................   $   4.84     $   7.65     $   6.73     $   5.60     $   5.49
                                                   ========     ========     ========     ========     ========

TOTAL RETURN:                                        (16.80)%      29.22%       34.33%       17.10%       20.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .........   $ 53,665     $ 65,085     $ 36,391     $ 15,765     $ 11,493
Ratio of expenses to average net assets ........       1.90%        1.92%        1.90%        1.93%        1.97%
Ratio of net investment income (loss)
  to average net assets ........................      (1.28)%      (0.95)%      (0.65)%      (0.79)%      (0.88)%
Portfolio turnover rate ........................     158.94%       92.24%       77.85%       54.15%       26.05%

-----------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Growth Fund, Inc., including the portfolio of investments, as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for all the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

FEDERAL TAX STATUS OF 2000
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS


A capital gain distribution of $1.745 per share, consisting of $1.576 from net long-term gain and $0.169 from net short-term gain, realized through October 31, 2000, was paid on November 22, 2000, to Class A, B, C, and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2000 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gains are taxable as ordinary income whether paid to you in cash or shares.

If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $6.52 for Class A shares, $5.54 for Class B, Class C and Class D shares.

A 2000 year-end statement of account activity and a 2000 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2000. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN ((2, 4))
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN and CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, SELIGMAN DATA CORP.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:    (1) Executive Committee
           (2) Audit Committee
           (3) Director Nominating Committee
           (4) Board Operations Committee


EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distri- bution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


------------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQGR2   12/00                   [Recycle logo omitted] Printed on Recycled Paper